STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

State Street Small-Cap Equity V.I.S. Fund

(the “Fund”)

(Class 1: SSSEX)

SUPPLEMENT DATED MAY 12, 2022 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”), EACH DATED MAY 1, 2022 AS MAY BE SUPPLEMENTED FROM TIME TO TIME

Effective immediately, Fares Altaher, of SSGA Funds Management, Inc., is added to the portfolio management team of the Fund. Accordingly, effective immediately the Summary Prospectus, Prospectus and SAI are amended as follows:

1)

The section titled “State Street Small-Cap Equity V.I.S. Fund – Investment Adviser and Sub-Advisers” beginning on page 6 of the Summary Prospectus and page 11 of the Prospectus is deleted and replaced with the following:

Investment Adviser and Sub-Advisers

SSGA FM serves as the investment adviser to the Fund. Champlain Investment Partners, LLC (“Champlain”), Kennedy Capital Management, Inc. (“Kennedy”), Palisade Capital Management, L.L.C. (“Palisade”), Riverbridge Partners, LLC (“Riverbridge”), and SouthernSun Asset Management, LLC (“SouthernSun”) serve as investment sub-advisers to the Fund, subject to the oversight of SSGA FM.

The professionals primarily responsible for the day-to-day management of the Fund are Carrie Peluso, Shawn McKay, Fares Altaher, Scott Brayman, Frank Latuda, Jr., McAfee Burke, Marc Shapiro, Michael Cook, Phillip Cook, Mark Thompson and Ross Johnson. Ms. Peluso has served as a portfolio manager of the Fund since April 2021, Mr. McKay has served as a portfolio manager of the Fund since 2019, Mr. Altaher has served as a portfolio manager of the Fund since May 2022, Mr. Brayman has served as a portfolio manager of the Fund since 2008, Mr. Latuda has served as a portfolio manager of the Fund since 2010, Mr. Burke has served as a portfolio manager of the Fund since 2022, Mr. Shapiro has served as a portfolio manager of the Fund since 2012, Mr. Michael Cook has served as a portfolio manager of the Fund since 2008, Mr. Phillip Cook has served as a portfolio manager of the Fund since 2021, and Messrs. Thompson and Johnson have served as portfolio managers of the Fund since 2021.

Carrie Peluso, CFA, is a Managing Director of the Adviser and the Head of Manager Research for the Investment Solutions Group. She joined the Adviser in 2018.

Shawn McKay, CFA, is a Vice President of the Adviser and a member of the portfolio construction team within the Investment Solutions Group. He joined the Adviser in 2007.

Fares Altaher is a Vice President of the Adviser and a member of the Manager Research Team for the Investment Solutions Group. He joined the Adviser in 2018.

Scott Brayman, CFA, is a Managing Partner and Chief Investment Officer of Small and Mid-Cap Strategies at Champlain. He joined Champlain in 2004.

Mark Thompson is the CEO, CIO, and a co-lead portfolio manager of Riverbridge’s investment team. He has been a portfolio manager of the Riverbridge Small Cap Growth portfolio since inception in 1988, and joined Riverbridge when he co-founded the firm in 1987.

Ross Johnson, CFA, is a co-lead portfolio manager of Riverbridge’s investment team. He serves on the firm’s Board of Governors and joined Riverbridge in 2010.

Frank Latuda Jr., CFA, is a Director, Chief Investment Officer and portfolio manager at Kennedy. He joined Kennedy in 1997.

McAfee Burke, CFA, is a portfolio manager at Kennedy. He joined Kennedy in 2015.

Marc Shapiro is a Managing Director and Senior Portfolio Manager at Palisade. He joined Palisade in March 2004.

Michael Cook is the Chief Executive Officer and Co-Chief Investment Officer at SouthernSun. He founded SouthernSun in 1989.

Phillip Cook is the Co-Chief Investment Officer and Principal at SouthernSun. He joined SouthernSun in 2006.

2)	The table in the section titled “MANAGEMENT AND ORGANIZATION – Portfolio Management” beginning on page 76 is deleted in its entirety and replaced with the following:

Portfolio Manager(s)	Fund

William Sandow	State Street Premier Growth Equity V.I.S. Fund

Carrie Peluso (SSGA FM),
Shawn McKay (SSGA FM),

Fares Altaher (SSGA FM),
Scott Brayman (Champlain),
Frank Latuda, Jr. (Kennedy),
McAfee Burke (Kennedy),
Marc Shapiro (Palisade),
Mark Thompson (Riverbridge),
Ross Johnson (Riverbridge),
Michael Cook (SouthernSun), and
Phillip Cook (SouthernSun)

State Street Small-Cap Equity V.I.S. Fund

Michael Feehily, Karl Schneider, and Olga Winner	State Street S&P 500 Index V.I.S. Fund

Michael Solecki, Paul Nestro and Chris Sierakowski	State Street U.S. Equity V.I.S. Fund

Matthew Nest and James Palmieri	State Street Income V.I.S. Fund

Michael Martel and Jeremiah Holly	State Street Total Return V.I.S. Fund

Dean Frankel (CenterSquare) and Eric Rothman (CenterSquare)	State Street Real Estate Securities V.I.S. Fund

3)

The discussion regarding the portfolio managers of SSGA Funds Management, Inc., in the section titled “MANAGEMENT AND ORGANIZATION – Portfolio Management” beginning on page 77 of the Prospectus, is revised as follows:

The third paragraph in the section is deleted in its entirely and replaced with the following:

The State Street Small-Cap Equity V.I.S. Fund is managed by Carrie Peluso, Shawn McKay and Fares Altaher, who are vested with oversight authority over the Fund’s sub-advisers that provide day-to-day management of the assets of the Fund allocated to them. Ms. Peluso, Mr. McKay and Mr. Altaher have full discretion in determining the assets that are allocated to each sub-adviser.

The following is added as a new paragraph to the section:

Fares Altaher is a Vice President of SSGA and the Adviser and a member of the Manager Research Team for the Investment Solutions Group. This team is responsible for manager research and investment due diligence for all public investment strategies utilized by the Investment Solutions Group. Prior to joining

SSGA in 2018, Mr. Altaher spent eleven years at Segal Marco Advisors, an institutional investment consultant, where he held various roles, most recently as a Director of Global Equities. Mr. Altaher holds a Bachelor of Science in Management Information Systems from Southern Connecticut State University and a Master of Business Administration from the University of Bridgeport.

4)

In the table which lists the number and types of accounts managed by the portfolio managers of the Fund and assets under management in those accounts in the section “PORTFOLIO MANAGERS” beginning on page 51of the SAI, the information is updated to reflect the number and types of accounts managed by Fares Altaher and the assets under management in those accounts:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)	Other Pooled Investment Vehicle Accounts	Assets Managed (billions)	Other Accounts		Assets Managed (billions)		Total Assets Managed (billions)
Fares Altaher †	30	$19.36	155	$195.09	188	††	$85.40	††	$299.85

†

Information for Mr. Altaher is provided as of March 31, 2022. Mr. Altaher is responsible for allocating the Fund’s assets to separate teams of portfolio managers and analysts for day-to-day management.

††	Includes 4 accounts (totaling $241.24 million in assets under management) with performance-based fees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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